UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 25, 2024
Date of Report (date of earliest event reported)

POLARIS INC.
(Exact name of registrant as specified in its charter)

Delaware			1-11411	41-1790959
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55	Medina	Minnesota		55340
(Address of Principal Executive Offices)				(Zip Code)
(763) 542-0500
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;                     Compensatory Arrangements of Certain Officers.

(e)     On April 25, 2024, at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Polaris Inc. (the “Company” or “Polaris”), the stockholders of the Company, upon the recommendation of the Board of Directors of the Company (the “Board”), approved the Polaris Inc. 2024 Omnibus Incentive Plan (the “Plan”).

The purpose of the Plan is to advance the interests of the Company and its stockholders by enabling the Company and its affiliated entities to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the achievement of the Company’s financial and strategic business goals through incentive compensation. Awards under the Plan are intended to serve as incentives and rewards for service and/or performance.

The Plan generally authorizes the Compensation Committee of the Board (the “Committee”) to grant compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance-based awards, dividend equivalents, and certain other awards denominated or payable in, or otherwise based on, shares of the Company’s common stock, par value $.01 per share (“Common Stock”), plus cash incentive awards, to the Company’s non-employee directors, plus officers and other employees and certain consultants to the Company and its affiliated entities. Subject to adjustment as described in the Plan, and subject to the Plan’s share counting rules, the available shares under the Plan consist of 4,325,000 shares of Common Stock, plus (as of April 25, 2024) the shares of Common Stock that remained available for future grant under the Polaris Inc. 2007 Omnibus Incentive Plan, as amended or amended and restated (the “Prior Plan”), plus any other shares added (or added back) in accordance with the terms of the Plan. The Plan uses a fungible share counting approach for full-value awards at a three-for-one ratio, and contains certain minimum vesting or performance requirements (plus certain exceptions), as further described in the Plan.

The Plan also permits the Committee to make certain performance-based awards to participants under the Plan, which awards will be earned based on the achievement of certain corporate, business unit or individual performance objectives established by the Committee over the relevant performance period. A non-exhaustive list of performance measures that could be used for such performance-based awards includes the following: (1) net earnings or net income (before or after taxes); (2) earnings per share or earnings per share growth, total units, or unit growth; (3) net sales, sales growth, total revenue, or revenue growth; (4) net operating profit; (5) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (6) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (7) earnings before or after any one or more of taxes, interest, depreciation, and/or amortization; (8) gross or operating margins; (9) productivity ratios; (10) share price or relative share price (including, but not limited to, growth measures and total shareholder return); (11) expense targets; (12) margins; (13) operating efficiency; (14) market share or change in market share; (15) customer retention or satisfaction; (16) working capital targets; and (17) economic value added or EVA (net operating profit after tax minus the product of capital multiplied by the cost of capital).

The Plan also provides that, subject to adjustment as described in the Plan, the aggregate number of shares actually issued or transferred upon the exercise of incentive stock options will not exceed 4,325,000 shares. The Committee will administer the Plan and generally will be able to amend, modify, suspend or terminate the Plan or any award agreement, subject to stockholder approval as required by applicable law or the rules of the New York Stock Exchange, as described in the Plan. The Plan will remain in effect generally until ten years from its effective date.

Effective as of the approval of the Plan on April 25, 2024, no new awards may be granted under the Prior Plan. The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which has been filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 25, 2024. Proxies for matters to be voted upon at the Annual Meeting were solicited pursuant to Regulation 14 under the Securities Exchange Act of 1934, as amended. Four proposals were voted upon at the Annual Meeting. The proposals are described in detail in the proxy statement for the Annual Meeting (the "Proxy Statement"). Of the 56,480,172 shares of common stock outstanding on the record date of March 4, 2024, 51,768,591 shares were voted at the Annual Meeting. The final voting results and the votes used to determine the results for each proposal under the applicable voting standard (as disclosed in the Proxy Statement, including the treatment and effect of abstentions and broker non-votes) are set forth below.

1.The following nominees were elected as Class III members of the Board of Directors of the Company for three-year terms ending in 2027:

Name	For	Against	Abstain	Broker Non-Votes	% Voted For
Kevin M. Farr	43,675,313	1,137,326	483,337	6,472,615	97.5%

Darryl R. Jackson	41,453,946	3,310,908	531,122	6,472,615	92.6%
Michael T. Speetzen	43,664,712	1,420,759	210,505	6,472,615	96.8%
John P. Wiehoff	37,089,621	7,779,655	426,700	6,472,615	82.7%

The terms of the following directors continued after the Annual Meeting: Bernd F. Kessler, Lawrence D. Kingsley, Gwynne E. Shotwell, George W. Bilicic, Gary E. Hendrickson and Gwenne A. Henricks.

2.The compensation of the Company’s named executive officers was approved in a non-binding advisory vote:

For	Against	Abstain	Broker Non-Votes	% Voted For
42,339,803	2,684,586	271,587	6,472,615	94.0%

3.The Polaris Inc. 2024 Omnibus Incentive Plan was approved:

For	Against	Abstain	Broker Non-Votes	% Voted For
39,521,003	5,433,636	341,337	6,472,615	87.9%

4.The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2024 was ratified:

For	Against	Abstain	% Voted For
50,070,504	1,511,441	186,646	97.1%

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Polaris Inc. 2024 Omnibus Incentive Plan (incorporated by reference to Appendix B to the Registrant's Proxy Statement for the 2024 Annual Meeting of Stockholders filed on March 13, 2024)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	April 29, 2024
POLARIS INC.

/s/ Lucy Clark Dougherty
Lucy Clark Dougherty
Senior Vice President—General Counsel and Secretary